Exhibit 99.2

The Medical Center
OF SOUTHEAST TEXAS

INVESTING IN THE FUTURE OF HEALTHCARE.

MPT

Medical Properties Trust

THIRD QUARTER 2013

SUPPLEMENTAL INFORMATION

Investing In the future of healthcare. THIRD QUARTER 2013 SUPPLEMENTAL INFORMATION

Table of Contents Company Information.... 1 Reconciliation of Net Income to Funds from Operations 2 Investment and Revenue by Asset Type, Operator, and by State 3 Lease Maturity Schedule 4 Debt Summary 5 Consolidated Statements of Income 6 Consolidated Balance Sheets 7 Acquisitions and Summary of Development Projects 8 Detail of Other Assets 9 The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package. For more information, please contact: Charles Lambert, Managing Director—Capital Markets at (205) 397-8897.

Company Information Headquarters: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 Fax: (205) 969-3756 Website: www.medicalpropertiestrust.com Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer R. Steven Hamner, Executive Vice President and Chief Financial Officer Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer Investor Relations: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 Attn: Charles Lambert (205) 397-8897 clambert@medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
		(A)		(A)
FFO information:
Net income attributable to MPT common stockholders	$25,648,052	$31,463,596	$79,152,370	$61,343,735
Participating securities’ share in earnings	(166,066)	(224,867)	(538,391)	(714,901)

Net income, less participating securities’ share in earnings	$25,481,986	$31,238,729	$78,613,979	$60,628,834

Depreciation and amortization:
Continuing operations	8,789,048	8,308,006	26,050,645	24,826,225
Discontinued operations	—	494,026	103,197	1,586,869
Loss (gain) on sale of real estate	—	(8,725,735)	(2,054,229)	(7,280,180)

Funds from operations	$34,271,034	$31,315,026	$102,713,592	$79,761,748

Write-off straight line rent	—	1,639,839	—	1,639,839
Acquisition costs	4,178,765	410,426	6,457,217	4,114,696

Normalized funds from operations	$38,449,799	$33,365,291	$109,170,809	$85,516,283

Share-based compensation	1,815,195	1,793,476	6,019,100	5,430,185
Debt costs amortization	871,974	867,193	2,624,123	2,578,020
Additional rent received in advance (B)	(300,000)	(300,000)	(900,000)	(900,000)
Straight-line rent revenue and other	(4,461,141)	(3,756,682)	(12,365,795)	(7,789,434)

Adjusted funds from operations	$36,375,827	$31,969,278	$104,548,237	$84,835,054

Per diluted share data:
Net income, less participating securities’ share in earnings	$0.16	$0.23	$0.53	$0.46
Depreciation and amortization:
Continuing operations	0.06	0.06	0.17	0.19
Discontinued operations	—	—	—	0.01
Loss (gain) on sale of real estate	—	(0.06)	(0.01)	(0.05)

Funds from operations	$0.22	$0.23	$0.69	$0.61

Write-off straight line rent	—	0.01	—	0.01
Acquisition costs	0.03	0.01	0.04	0.03

Normalized funds from operations	$0.25	$0.25	$0.73	$0.65

Share-based compensation	0.01	0.01	0.04	0.04
Debt costs amortization	—	0.01	0.02	0.02
Additional rent received in advance (B)	—	—	(0.01)	—
Straight-line rent revenue and other	(0.03)	(0.03)	(0.08)	(0.06)

Adjusted funds from operations	$0.23	$0.24	$0.70	$0.65

(A)	Financials have been restated to reclass the operating results of certain properties sold in 2012 and 2013 to discontinued operations.
(B)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes.

This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO,which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR AND BY STATE

Investments and Revenue by Asset Type - As of September 30, 2013

		Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	A	$1,629,627,084	60.1%	$102,572,777	58.3%
Long-Term Acute Care Hospitals		470,544,700	17.3%	40,237,151	22.9%
Rehabilitation Hospitals		424,041,806	15.6%	31,844,399	18.1%
Wellness Centers		15,624,817	0.6%	1,246,016	0.7%
Other assets		173,977,638	6.4%	—	—

Total gross assets		2,713,816,045	100.0%
Accumulated depreciation and amortization		(150,666,149)

Total		$2,563,149,896		$175,900,343	100.0%

Investments and Revenue by Operator - As of September 30, 2013

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$684,302,858	25.2%	$56,993,444	32.4%
Ernest Health, Inc.	464,141,872	17.1%	35,990,375	20.4%
IASIS Healthcare	347,609,453	12.8%	5,238,256	3.0%
IJKG/HUMC	126,401,831	4.7%	12,213,208	6.9%
Vibra Healthcare	85,697,606	3.2%	8,188,094	4.7%
20 other operators	831,684,787	30.6%	57,276,966	32.6%
Other assets	173,977,638	6.4%	—	—

Total gross assets	2,713,816,045	100.0%
Accumulated depreciation and amortization	(150,666,149)

Total	$2,563,149,896		$175,900,343	100.0%

Investment and Revenue by State - As of September 30, 2013

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Texas	$640,402,390	23.6%	$42,377,371	24.1%
California	522,826,939	19.2%	47,032,309	26.7%
Arizona	200,844,185	7.4%	7,601,263	4.3%
Louisiana	138,211,048	5.1%	4,508,295	2.6%
New Jersey	126,401,831	4.7%	12,213,208	6.9%
20 other states	911,152,014	33.6%	62,167,897	35.4%
Other assets	173,977,638	6.4%	—	—

Total gross assets	2,713,816,045	100.0%
Accumulated depreciation and amortization	(150,666,149)

Total	$2,563,149,896		$175,900,343	100.0%

A Includes two medical office buildings

3

LEASE MATURITY SCHEDULE - AS OF SEPTEMBER 30, 2013

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2013	—	$—	—
2014	1	2,122,415	1.1%
2015	2	4,155,412	2.2%
2016	1	2,250,000	1.2%
2017	—	—	—
2018	1	1,958,100	1.0%
2019	8	6,525,198	3.5%
2020	1	1,039,728	0.6%
2021	4	12,799,716	6.8%
2022	12	38,548,776	20.6%
2023	3	9,152,292	4.9%
2024	1	2,453,856	1.3%
2025	4	11,228,224	6.0%
Thereafter	38	95,152,114	50.8%

	76	$187,385,831	100.0%

(1)	Excludes 6 of our properties that are under development.

Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2)	The most recent monthly base rent annualized. Base rent does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF SEPTEMBER 30, 2013

Instrument	Rate Type	Rate		Balance	2013	2014	2015	2016	2017	Thereafter
6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000
6.375% Notes Due 2022	Fixed	6.38%		350,000,000	—	—	—	—	—	350,000,000
2015 Credit Facility Revolver	Variable	3.03	% (1)	45,000,000	—	—	45,000,000	—	—	—
2016 Term Loan	Variable	2.44%		100,000,000	—	—	—	100,000,000	—	—
2016 Unsecured Notes	Fixed	5.59	% (2)	125,000,000	—	—	—	125,000,000	—	—
Northland - Mortgage Capital Term Loan	Fixed	6.20%		14,012,504	64,405	265,521	282,701	298,582	320,312	12,780,983

				$1,084,012,504	$64,405	$265,521	$45,282,701	$225,298,582	$320,312	$812,780,983

	Debt Premium			2,960,143

				$1,086,972,647

(1)	Represents a $400 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.
(2)	Represents the weighted-average rate for four traunches of the Notes at September 30, 2013 factoring in interest rate swaps in effect at that time.

The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
		(A)		(A)
Revenues
Rent billed	$31,877,115	$30,297,697	$95,073,326	$90,680,685
Straight-line rent	2,853,240	2,745,298	8,260,267	5,428,798
Income from direct financing leases	11,297,974	5,773,138	29,284,432	12,979,142
Interest and fee income	14,427,392	14,037,030	43,282,318	33,485,603

Total revenues	60,455,721	52,853,163	175,900,343	142,574,228
Expenses
Real estate depreciation and amortization	8,789,048	8,308,006	26,050,645	24,826,225
Property-related	458,253	214,478	1,520,384	1,027,609
Acquisition expenses	4,178,765	410,426	6,457,217	4,114,696
General and administrative	6,379,604	7,052,618	21,423,170	21,341,288

Total operating expenses	19,805,670	15,985,528	55,451,416	51,309,818

Operating income	40,650,051	36,867,635	120,448,927	91,264,410

Interest and other income (expense)	(14,984,097)	(14,004,022)	(43,629,496)	(40,840,864)

Income from continuing operations	25,665,954	22,863,613	76,819,431	50,423,546
Income from discontinued operations	37,100	8,643,283	2,498,156	11,050,011

Net income	25,703,054	31,506,896	79,317,587	61,473,557
Net income attributable to non-controlling interests	(55,002)	(43,300)	(165,217)	(129,822)

Net income attributable to MPT common stockholders	$25,648,052	$31,463,596	$79,152,370	$61,343,735

Earnings per common share - basic:
Income from continuing operations	$0.16	$0.17	$0.51	$0.38
Income from discontinued operations	—	0.06	0.02	0.08

Net income attributable to MPT common stockholders	$0.16	$0.23	$0.53	$0.46

Earnings per common share - diluted:
Income from continuing operations	$0.16	$0.17	$0.51	$0.38
Income from discontinued operations	—	0.06	0.02	0.08

Net income attributable to MPT common stockholders	$0.16	$0.23	$0.53	$0.46

Dividends declared per common share	$0.20	$0.20	$0.60	$0.60

Weighted average shares outstanding - basic	154,757,902	134,780,992	148,204,479	131,467,285
Weighted average shares outstanding - diluted	155,968,954	134,781,577	149,517,040	131,467,480

(A)	Financials have been restated to reclass the operating results of certain properties sold in 2012 and 2013 to discontinued operations.

6

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	September 30, 2013	December 31, 2012
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,564,797,564	$1,223,760,599
Construction in progress and other	41,633,350	38,338,985
Real estate held for sale	—	16,497,248
Net investment in direct financing leases	403,512,336	314,411,549
Mortgage loans	368,650,000	368,650,000

Gross investment in real estate assets	2,378,593,250	1,961,658,381
Accumulated depreciation and amortization	(150,666,149)	(124,615,504)

Net investment in real estate assets	2,227,927,101	1,837,042,877

Cash and cash equivalents	12,124,194	37,311,207
Interest and rent receivable	54,505,451	45,288,845
Straight-line rent receivable	44,240,282	35,859,703
Other assets	224,352,868	223,383,020

Total Assets	$2,563,149,896	$2,178,885,652

Liabilities and Equity
Liabilities
Debt, net	$1,086,972,647	$1,025,159,854
Accounts payable and accrued expenses	73,852,217	65,960,792
Deferred revenue	23,228,722	20,609,467
Lease deposits and other obligations to tenants	20,527,213	17,341,694

Total liabilities	1,204,580,799	1,129,071,807

Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding - 160,880,162 shares at September 30, 2013 and 136,335,427 shares at December 31, 2012	160,880	136,336
Additional paid in capital	1,615,229,624	1,295,916,192
Distributions in excess of net income	(246,865,083)	(233,494,130)
Accumulated other comprehensive income (loss)	(9,693,981)	(12,482,210)
Treasury shares, at cost	(262,343)	(262,343)

Total Medical Properties Trust, Inc. stockholders’ equity	1,358,569,097	1,049,813,845

Total Liabilities and Equity	$2,563,149,896	$2,178,885,652

(A)	Financials have been derived from the prior year audited financials adjusted for discontinued operations.

7

ACQUISITIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

				Investment /
Name	Location	Property Type	Acquisition / Development	Commitment
Ernest Health, Inc.	Post Falls, ID	Inpatient Rehabilitation Hospital	Development	$14,387,000
Ernest Health, Inc.	South Ogden, UT	Inpatient Rehabilitation Hospital	Development	19,153,000
Prime Healthcare	Kansas City, KS	Acute Care Hospital	Acquisition	60,000,000
Prime Healthcare	Leavenworth, KS	Acute Care Hospital	Acquisition	15,000,000
IASIS Healthcare, LLC	Port Arthur, TX	Acute Care Hospital	Acquisition	81,934,040
IASIS Healthcare, LLC	Mesa, AZ	Acute Care Hospital	Acquisition	112,047,210
IASIS Healthcare, LLC	West Monroe, LA	Acute Care Hospital	Acquisition	87,268,750
Ernest Health, Inc.	Corpus Christi, TX	Inpatient Rehabilitation Hospital	Acquisition	15,830,000

Total Investments / Commitments				$405,620,000

SUMMARY OF DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2013

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 9/30/13	Percent Leased	Estimated Completion Date
Victoria Rehabilitation Hospital	Victoria, TX	Inpatient Rehabilitation Hospital	Post Acute Medical	$9,400,000	$8,390,986	100%	4Q 2013
Rehabilitation Hospital of the Northwest	Post Falls, ID	Inpatient Rehabilitation Hospital	Ernest Health, Inc.	14,387,000	10,388,593	100%	4Q 2013
First Choice ER- Little Elm	Dallas, TX	General Acute Care Hospital	First Choice ER, LLC	5,200,000	2,792,174	100%	4Q 2013
First Choice ER- Brodie	Austin, TX	General Acute Care Hospital	First Choice ER, LLC	5,470,000	1,509,321	100%	1Q 2014
Oakleaf Surgical Hospital	Altoona, WI	General Acute Care Hospital	National Surgical Hospitals	33,500,000	11,146,337	100%	3Q 2014
First Choice Emergency Rooms	Various	General Acute Care Hospital	First Choice	89,330,000	—	100%	Various
Northern Utah Rehabilitation Hospital	South Ogden, UT	Inpatient Rehabilitation Hospital	Ernest Health, Inc.	19,153,000	7,405,939	100%	3Q 2014

				$176,440,000	$41,633,350

8

DETAIL OF OTHER ASSETS AS OF SEPTEMBER 30, 2013

			YTD
		Annual	Ridea Income
Operator	Investment	Interest Rate	(4)	Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan (1)	$13,107,070	10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent

Vibra Healthcare working capital	5,347,336	9.63%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	7,718,857	10.86%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate

Monroe Hospital (2)	18,141,163
IKJG/HUMC working capital	15,050,000	10.4%		Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest	5,083,333	9.2%		Secured and cross-defaulted with real estate and guaranteed by Parent
Other	245,567

	64,693,326

Operating Loans
Ernest Health, Inc. (3)	93,200,000	15.00%	10,485,000	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,351,831		879,887	Secured and cross-defaulted with real estate and guaranteed by Parent

	96,551,831		11,364,887

Equity investments	12,876,735		2,511,309
Deferred debt financing costs	22,708,765			Not applicable
Lease and cash collateral	4,692,525			Not applicable
Other assets (5)	22,829,686			Not applicable

Total	$224,352,868		$13,876,196

(1)	Original amortizing acquisition loan was $41 million; loan matures in 2019
(2)	Ceased accruing interest in 2010; net of $12.0 million reserve.
(3)	Cash rate is 7% in 2013 and increases to 10% in 2014.
(4)	Income earned on operating loans is reflected in the interest income line of the income statement.
(5)	Includes prepaid expenses, office property and equipment and other.

9

Medical Properties Trust Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com Contact: Charles Lambert, Managing Director - Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com